Vanguard® Target Retirement 2060 Fund
Schedule of Investments (unaudited)
As of June 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Investment Companies (98.6%)
U.S. Stock Fund (52.7%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	42,491,546	7,313,645
International Stock Fund (35.8%)
	Vanguard Total International Stock Index Fund Investor Shares	300,685,783	4,967,329
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	98,454,501	963,869
International Bond Fund (3.1%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	16,314,639	432,175
Total Investment Companies (Cost $12,845,715)			13,677,018
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 1.417% (Cost $193,594)	1,936,390	193,581
Total Investments (100.0%) (Cost $13,039,309)			13,870,599
Other Assets and Liabilities—Net (0.0%)			2,998
Net Assets (100%)			13,873,597
Cost is in $000.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	September 2022	711	84,276	(1,198)
E-mini S&P 500 Index	September 2022	621	117,664	(3,235)
				(4,433)

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At June 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.

D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jun. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	86,143	NA1	NA1	(14)	(24)	449	2	193,581
Vanguard Total Bond Market II Index Fund	433,205	714,740	63,973	(2,611)	(117,492)	10,719	1,387	963,869
Vanguard Total International Bond Index Fund	159,910	4,737	158,116	(1,205)	(5,326)	3,705	1,032	—
Vanguard Total International Bond II Index Fund	26,582	459,992	6,146	(169)	(48,084)	1,437	—	432,175
Vanguard Total International Stock Index Fund	2,398,266	3,463,690	79,651	20,126	(835,102)	97,870	—	4,967,329
Vanguard Total Stock Market Index Fund	3,556,910	4,150,384	192,105	93,509	(295,053)	67,610	—	7,313,645
Total	6,661,016	8,793,543[2]	499,991	109,636	(1,301,081)[2]	181,790	2,421	13,870,599
1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	Includes securities of $6,668,081,000 and unrealized appreciation of $1,257,329,000 related to the acquisition of the Vanguard Institutional Target Retirement 2060 Fund.